UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

XO Group Inc. (“XO Group”) has been advised by Michael Steib, Chief Executive Officer of XO Group, that he has entered into a written plan for buying shares of XO Group’s Common Stock, $0.01 par value (the “Common Stock”) designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and in accordance with XO Group’s Insider Trading Policy. Among other things, XO Group’s Insider Trading Policy allows an employee to implement a written trading plan provided such person is not in possession of material non-public information about XO Group at the time the plan is entered into, consistent with Rule 10b5-1.

Except as may be required by law, XO Group does not undertake to report written trading plans established by other company officers or directors, nor to report modifications, terminations, transactions or other activities under Mr. Steib’s plan, or the plan of any other officer or director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: November 26, 2014	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer